Exhibit 10.1

THIRD AMENDMENT TO REVOLVING CREDIT AND GUARANTY AGREEMENT
THIS THIRD AMENDMENT TO REVOLVING CREDIT AND GUARANTY AGREEMENT (this “Amendment”) is made and entered into this 30th day of November, 2016, by and among XERIUM TECHNOLOGIES, INC., a Delaware corporation (the “Lead Borrower”), XERIUM CANADA INC., a corporation organized under the laws of the Province of New Brunswick (“Xerium Canada”), HUYCK. WANGNER GERMANY GMBH, a limited liability company (Gesellschaft mit beschränkter Haftung) organized under the laws of Germany and registered with the commercial register (Handelsregister) of the local court (Amtsgericht) Stuttgart under registration number HRB 353855 (the “European Lead Borrower”), ROBEC WALZEN GMBH, a limited liability company (Gesellschaft mit beschränkter Haftung) organized under the laws of Germany and registered with the commercial register (Handelsregister) of the local court (Amtsgericht) Düren under registration number HRB 2867 (“Robec Germany”), STOWE WOODWARD AKTIENGESELLSCHAFT, a stock corporation (Aktiengesellschaft) organized under the laws of Germany and registered with the commercial register (Handelsregister) of the local court (Amtsgericht) Düren under registration number HRB 2635 (“Stowe Germany”), (European Lead Borrower, Robec Germany and Stowe Germany are each a “European Borrower” and collectively, the “European Borrowers”; and the European Borrowers, together with the Lead Borrower and Xerium Canada, collectively, the “Borrowers”), CERTAIN SUBSIDIARIES OF THE LEAD BORROWER, as Guarantors (together with Borrowers, collectively “Credit Parties”), the Lenders party hereto, JPMORGAN CHASE BANK, N.A., as Administrative Agent (together with its permitted successors, in such capacity, “Administrative Agent”) and as Collateral Agent (together with its permitted successors, in such capacity, “Collateral Agent”) and J.P. MORGAN EUROPE LIMITED, as European Administrative Agent (together with its permitted successors, in such capacity, “European Administrative Agent”) and as European Collateral Agent (together with its permitted successors, in such capacity, “European Collateral Agent”).
Recitals:
Agents, Lenders and Credit Parties are parties to a certain Revolving Credit and Guaranty Agreement dated as of November 3, 2015 (as at any time amended, restated, supplemented or otherwise modified, the “Credit Agreement”), pursuant to which Lenders have made loans and other financial accommodations to Borrowers, which have been guaranteed by Guarantors in accordance with the Credit Agreement.
The Credit Parties have requested that Agents and Lenders amend certain terms of the Credit Agreement in order to permit Borrowers to include in the US Borrowing Base certain Receivables that may be subject to Factoring Agreements prior to their sale pursuant to such Factoring Agreements.
Agents and Lenders are willing to amend the Credit Agreement to permit such Receivables to be included in the US Borrowing Base, on the terms and and subject to the conditions set forth in this Amendment.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby severally acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:
1.Definitions
. Capitalized terms used in this Amendment, unless otherwise defined herein, shall have the meaning ascribed to such terms in the Credit Agreement.
2.Amendments to Credit Agreement
. Subject to the satisfaction of the conditions precedent set forth in Section 7 of this Amendment, the Credit Agreement is hereby amended by adding the following new paragraph to the end of the definition of "Eligible Receivables" contained in Section 1.1 of the Credit Agreement:
Notwithstanding clause (p) above, to the extent a Borrower is party to a Factoring Agreement relating to some or all of the Receivables from time to time owing by (i) International Paper Company,

(ii) WestRock Company, or (iii) up to one other Customer approved by Administrative Agent in its Permitted Discretion in writing, a Receivable owing by such Customer may nevertheless be deemed by Administrative Agent to be an Eligible Receivable hereunder so long as each of the following conditions is satisfied: (1) such Receivable otherwise constitutes an Eligible Receivable hereunder (other than pursuant to clause (p) above); (2) the applicable factor shall have entered into a Factoring Agreement and an intercreditor agreement or other documentation reasonably required by Administrative Agent and such Factoring Agreement and intercreditor agreement or other documentation shall each be in full force and effect and in form and substance satisfactory to Administrative Agent for purposes of including the applicable Receivables in the Borrowing Base; (3) such Receivable has not yet been sold or assigned pursuant to any Factoring Agreement; (4) no more than $10,000,000 in the aggregate of any such Receivables for all Customers subject to Factoring Agreements shall constitute Eligible Receivables at any one time; (5) Borrowers are in material compliance with all reasonable reporting requirements established by Administrative Agent from time to time regarding Borrowers' Factoring Agreements; and (6) no Event of Default then exists.
3.Ratification and Reaffirmation
. Each Borrower hereby ratifies and reaffirms the Obligations, each of the Credit Documents, and all of such Borrower's covenants, duties, indebtedness and liabilities under the Credit Documents. Each Guarantor hereby (i) consents to each Borrower's execution and delivery of this Amendment and of the other documents, instruments or agreements each Borrower agrees to execute and deliver pursuant thereto; (ii) agrees to be bound hereby; and (iii) affirms that nothing contained herein shall modify in any respect whatsoever its respective guaranty of the Obligations and reaffirms that such guaranty is and shall remain in full force and effect.
4.Representations and Warranties
. Each Credit Party represents and warrants to Agents and Lenders, to induce Agents and Lenders to enter into this Amendment, that no Default or Event of Default exists on the date hereof; the execution, delivery and performance of this Amendment have been duly authorized by all requisite action on the part of such Credit Party and this Amendment has been duly executed and delivered by such Credit Party; and all of the representations and warranties made by such Credit Party in the Credit Agreement are true and correct on and as of the date hereof (except to the extent that any such representation and warranty expressly relates to a particular date, in which case such representation and warranty is true and correct on and as of such date).
5.Reference to Credit Agreement
. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement," "hereunder," or words of like import shall mean and be a reference to the Credit Agreement, as amended by this Amendment.
6.Breach of Amendment
. This Amendment shall be part of the Credit Agreement and a breach of any representation, warranty or covenant herein shall constitute an Event of Default.
7.Conditions Precedent
. The effectiveness of this Amendment is subject to the satisfaction of each of the following conditions precedent, in form and substance satisfactory to Administrative Agent, unless satisfaction thereof is specifically waived in writing by Administrative Agent:
(a)Administrative Agent shall have received from each Credit Party, Agent and Lender a duly executed original counterpart of this Amendment;
(b)Administrative Agent shall have received (i) copies of each Factoring Agreement for which Borrowers desire to include such Receivables in the US Borrowing Base, and all amendments and supplements thereto, and (ii) an intercreditor agreement with the applicable factor in connection with each such Factoring Agreement; and
(c)Administrative Agent shall have received such other certificates, documents and instruments as Administrative Agent may reasonably request, if any.

8.Expenses of Agents and Lenders
. In consideration of Agents' and Lenders' willingness to enter into this Amendment as set forth herein, Borrowers agree to pay, on demand, all reasonable costs and expenses incurred by Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and any other Credit Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the reasonable costs and fees of Administrative Agent's legal counsel and any taxes, filing fees and other reasonable expenses associated with or incurred in connection with the execution, delivery or filing of any instrument or agreement referred to herein or contemplated hereby.
9.Governing Law
. This Amendment shall be governed by and construed in accordance with the internal laws of the State of New York.
10.No Novation, etc
. Except as otherwise expressly provided in this Amendment, nothing herein shall be deemed to amend or modify any provision of the Credit Agreement or any of the other Credit Documents, each of which shall remain in full force and effect. This Amendment is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction, and the Credit Agreement as herein modified shall continue in full force and effect.
11.Successors and Assigns
. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
12.Further Assurances
. Each Credit Party agrees to take such further actions as Administrative Agent shall reasonably request from time to time in connection herewith to evidence or give effect to the amendments set forth herein or any of the transactions contemplated hereby.
13.Miscellaneous
. This Amendment may be executed in any number of counterparts and by different parties to this Amendment on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any manually executed signature page to this Amendment delivered by a party by facsimile or other electronic transmission shall be deemed to be an original signature hereto. Section titles and references used in this Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto. This Amendment expresses the entire understanding of the parties with respect to the subject matter hereof and may not be amended except in a writing signed by the parties.
14.Waiver of Jury Trial
. To the fullest extent permitted by applicable law, each party hereby waives the right to trial by jury in any action, suit, counterclaim or proceeding arising out of or related to this Amendment.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers on the date first written above.
XERIUM TECHNOLOGIES, INC.
XERIUM CANADA, INC.
HUYCK LICENSCO INC.
ROBEC BRAZIL LLC
STOWE WOODWARD LICENSCO LLC
STOWE WOODWARD LLC
WANGNER ITELPA I LLC
WANGNER ITELPA II LLC
WEAVEXX, LLC
XERIUM ASIA, LLC
XERIUM III (US) LIMITED
XERIUM IV (US) LIMITED
XERIUM V (US) LIMITED
XTI LLC
JJ PLANK COMPANY, LLC

By: _/s/ Cliff E. Pietrafitta____________
Name: Cliff E. Pietrafitta
Title: Vice President & Chief Financial
Officer

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HUYCK. WANGNER GERMANY GMBH

By: _/s/ Michael F. Bly _____________
Name: Michael F. Bly
Title: Managing Director

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Robec Walzen GmbH

By: _/s/ Michael F. Bly _____________
Name: Michael F. Bly
Title: Managing Director

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STOWE WOODWARD AKTIENGESELLSCHAFT

By: _/s/ David J. Pretty _____________
Name: David J. Pretty
Title: Member of the Managing Board
(Vorstand)

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XERIUM GERMANY HOLDING GMBH

By: _/s/ David J. Pretty _____________
Name: David J. Pretty
Title: Managing Director

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XERIUM TECHNOLOGIES LIMITED

By: _/s/ Michael F. Bly _____________
Name: Michael F. Bly
Title: Director

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JPMORGAN CHASE BANK, N.A., as
Administrative Agent and Collateral Agent and as a Lender

By: _/s/ Patrick Fravel _____________
Name: Patrick Fravel
Title: Authorized Officer

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J.P. MORGAN EUROPE LIMITED, as European Administrative Agent and European Collateral Agent
By: _/s/ Matthew Sparkes_____________
Name: Matthew Sparkes
Title: Vice President

JPMORGAN CHASE BANK, N.A., LONDON BRANCH, as a Lender to the extent provided in the Credit Agreement

By: _/s/ Matthew Sparkes_____________
Name: Matthew Sparkes
Title: Vice President

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JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as a Lender to the extent provided in the Credit Agreement

By:	_/s/ Agostino Marchetti________________
Name: Agostino Marchetti
Title: Authorized Officer